UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2024

Luxfer Holdings PLC

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35370	98-1024030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8989 North Port Washington Road, Suite 211,
Milwaukee, WI, 53217
(Address and Zip Code of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: +1 414-269-2419

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value £0.50 each	LXFR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2024 Annual General Meeting of Shareholders (the “AGM”) of Luxfer Holdings PLC (the “Company”), the Company’s shareholders approved the Luxfer Holdings PLC Non-Executive Directors Equity Incentive Plan, as amended and restated on June 6, 2024 (the “Second Amended and Restated EIP” or the “Plan”). The Plan was amended and restated to (i) extend the term through June 6, 2034; (ii) increase the maximum amount of annual equity awards that may be awarded to Non-Executive Directors from 100% to 150% of a Non-Executive Director’s annual cash retainer fee; (iii) increase the number of ordinary shares authorized to be issued under the Plan to 450,000 shares; and (iv) clarify that no option granted under the Plan may include the right to receive dividends or dividend equivalents.

As amended, the Plan provides that, subject to adjustment upon certain events, up to 450,000 of the Company’s ordinary shares may be issued under the Second Amended and Restated EIP on or after June 8, 2022. The Plan authorizes the grant of options, restricted stock awards, restricted stock units, dividends, and dividend equivalents to the Company’s Non-Executive Directors. Other than the annual, non-discretionary grants described in the Plan, the amount and timing of awards granted pursuant to the Second Amended and Restated EIP are subject to the discretion of the Committee (as defined in the Plan). Therefore, the benefits, if any, to be paid under the Plan to any Non-Executive Director eligible to receive such awards is not determinable at this time. Notwithstanding the foregoing, the following non-discretionary grants were made to the Company’s Non-Executive Directors on June 6, 2024:

Non-Executive Director	Number of Restricted Stock Units Awarded	Percentage of Annual Cash Retainer Fee	Approximate Fair Market Value of Award as of the Grant Date
Patrick Mullen	11,688	117%	$135,000
Richard Hipple	8,831	124%	$102,000
Clive Snowdon	8,831	124%	$102,000
Sylvia A. Stein	8,831	124%	$102,000
Lisa Trimberger	8,831	124%	$102,000

A further description of the Plan is set forth in the Company’s definitive proxy statement (File No. 001-35370) filed with the U.S. Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”) under “Resolution 13: Approval of the Second Amended and Restated Non-Executive Directors Equity Incentive Plan” on pages 20-25 of the Proxy Statement. The description of the Plan contained in the Proxy Statement and the foregoing summary of terms are qualified in their entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2024 AGM on Thursday, June 6, 2024, in Manchester, England. There were 27,414,429 ordinary shares issued and outstanding at the close of business on April 17, 2024, the voting record date, which were entitled to receive notice of, and vote at, the AGM. Holders of 24,551,155 ordinary shares (89.5%) were represented in person or by proxy at the AGM, constituting a quorum.

At the AGM, the Company’s shareholders voted on fifteen resolutions; each of which is described in detail on pages 13-29 of the Proxy Statement. The number of votes cast for or against, and the number of abstentions and any non-votes, with respect to each resolution are set forth below. The results detailed below represent final voting results.

Ordinary Resolutions 1-6: Election of Directors

The nominees listed below were elected to serve as Directors of the Company for a one year term, expiring on completion of the 2025 Annual General Meeting of Shareholders.

Nominee	Votes For	Votes Against	Abstentions	Non-Votes
Andy Butcher	23,005,373	69,998	546	1,487,758
Patrick Mullen	22,972,881	88,728	1,788	1,487,758
Richard Hipple	22,977,471	84,544	1,382	1,487,758
Clive Snowdon	22,303,816	757,896	1,685	1,487,758
Sylvia A. Stein	22,988,238	74,673	486	1,487,758
Lisa Trimberger	22,428,811	633,471	1,115	1,487,758

Ordinary Resolution 7: Approval of the Directors’ Remuneration Policy

The Company’s shareholders approved the Directors’ Remuneration Policy.

Votes For	Votes Against	Abstentions	Non-Votes
22,919,819	140,567	3,011	1,487,758

Ordinary Resolution 8: Approval, by non-binding advisory vote, of the Directors’ Remuneration Report for the year ended December 31, 2023

The Company’s shareholders approved, on a non-binding advisory basis, the Directors' Remuneration Report for the year ended December 31, 2023.

Votes For	Votes Against	Abstentions	Non Votes
22,889,253	170,038	4,106	1,487,758

Ordinary Resolution 9: Approval, by non-binding advisory vote, of the compensation of the Company’s Named Executive Officers for the year ended December 31, 2023

The Company’s shareholders approved, on a non-binding advisory basis, the compensation of the Company's Named Executive Officers, as detailed in the Proxy Statement, for the year ended December 31, 2023.

Votes For	Votes Against	Abstentions	Non-Votes
22,884,189	174,782	4,426	1,487,758

Ordinary Resolution 10: Frequency of “say-on-pay” votes

On a non-binding advisory basis, the Company’s shareholders voted to hold a “say-on-pay” vote on the compensation of the Company’s Named Executive Officers every 1 year, consistent with the recommendation of the Board of Directors (the “Board”).

Votes for Every 1 Year	Votes for Every 2 Years	Votes for Every 3 Years	Abstentions	Non Votes
22,505,173	2,429	564,232	4,083	1,487,758

In light of the results of this vote and other factors, on June 6, 2024, the Board resolved that it would hold an advisory vote on the compensation of its Named Executive Officers every 1 year until the Company holds the next shareholder advisory vote on the frequency of “say-on-pay” votes, which shall be no later than the Company’s 2025 Annual General Meeting of Shareholders.

Ordinary Resolution 11: Ratification of the re-appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until conclusion of the 2025 Annual General Meeting

The Company’s shareholders ratified the re-appointment of PricewaterhouseCoopers LLP as the independent auditor of the Company until conclusion of the 2025 Annual General Meeting.

Votes For	Votes Against	Abstentions	Non-Votes
24,104,758	445,146	1,251	‒

Ordinary Resolution 12: Authorization of the Audit Committee to set the independent auditor’s remuneration

The Company’s shareholders authorized the Audit Committee to set the remuneration of PricewaterhouseCoopers LLP as the Company’s independent auditor.

Votes For	Votes Against	Abstentions	Non-Votes
24,104,235	444,533	2,387	‒

Ordinary Resolution 13: Approval of the Second Amended and Restated Non-Executive Directors Equity Incentive Plan

The Luxfer Holdings PLC Non-Executive Directors Equity Incentive Plan, as amended and restated on June 6, 2024, was approved by the Company’s shareholders.

Votes For	Votes Against	Abstentions	Non-Votes
22,013,445	1,045,321	4,631	‒

Ordinary Resolution 14: Authorization of the Board of Directors to issue shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company, pursuant to section 551 of the UK Companies Act 2006 (the “Companies Act”)

The Company’s shareholders authorized the Board of Directors to issue shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company, pursuant to section 551 of the Companies Act.

Votes For	Votes Against	Abstentions	Non-Votes
24,451,264	91,124	8,767	‒

Special Resolution 15: Authorization of the Board of Directors to issue equity securities for cash and/or sell ordinary shares held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act regarding preemption rights does not apply to such issuance or sale, pursuant to sections 570 and 573 of the Companies Act

The Company’s shareholders authorized the Board of Directors to issue equity securities for cash and/or sell ordinary shares held by the Company as treasury shares for cash, in each case as if section 561 of the Companies Act regarding preemption rights does not apply to such issuance or sale, pursuant to sections 570 and 573 of the Companies Act.

Votes For	Votes Against	Abstentions	Non-Votes
24,411,629	132,256	7,270	‒

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Luxfer Holdings PLC Non-Executive Directors Equity Incentive Plan, as amended and restated on June 6, 2024
104	Interactive Data File (Inline XRBL tagging embedded within Cover Page of this Current Report on Form 8-K)
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Luxfer Holdings PLC
(Registrant)
Date: June 11, 2024

By: /s/ Megan E. Glise
Megan E. Glise
General Counsel & Company Secretary
Authorized Signatory for and on behalf of
Luxfer Holdings PLC